UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 12, 2006 (April 6, 2006)
Date of Report (Date of Earliest Event Reported)
ALLERGAN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	1-10269 (Commission File Number)	95-1622442 (IRS Employer Identification Number)
2525 Dupont Drive
Irvine, California 92612
(Address of Principal Executive Offices) (Zip Code)
(714) 246-4500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 6, 2006, Allergan, Inc. (the “Company”) entered into a purchase agreement with Banc of America Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the initial purchasers named therein (the “Convertible Notes Purchase Agreement”). Under the Convertible Notes Purchase Agreement, the Company agreed to sell $750 million aggregate principal amount (including the over-allotment option that was granted to the initial purchasers and subsequently exercised by them) of its 1.50% Convertible Senior Notes due 2026 (the “Convertible Notes”) to the initial purchasers named therein (the “Convertible Notes Initial Purchasers”). Concurrently with entering into the Convertible Notes Purchase Agreement, the Company entered into a purchase agreement with Banc of America Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (the “Senior Notes Purchase Agreement” and, together with the Convertible Notes Purchase Agreement, the “Purchase Agreements”) under which it agreed to sell $800 million aggregate principal amount of its 5.75% Senior Notes due 2016 (the “Senior Notes”) to the initial purchasers named therein (the “Senior Note Initial Purchasers” and, together with the Convertible Notes Initial Purchasers, the “Initial Purchasers”). The Company estimates that the net proceeds from these two offerings will be approximately $1.53 billion after deducting discounts, commissions and estimated expenses. Copies of the Convertible Notes Purchase Agreement and the Senior Notes Purchase Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The descriptions of the Convertible Notes Purchase Agreement and the Senior Notes Purchase Agreement in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Convertible Notes Purchase Agreement and Senior Notes Purchase Agreement, as applicable.
     The closings of the sales of the Convertible Notes and the Senior Notes occurred on April 12, 2006. The Senior Notes, Convertible Notes and the shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issuable in certain circumstances upon conversion of the Convertible Notes, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Convertible Notes and Senior Notes were offered in private placement transactions to qualified institutional buyers pursuant to Rule 144A under the Securities Act and the Senior Notes were also offered to non-U.S. persons in offshore transactions pursuant to Regulation S under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the respective Purchase Agreements.
     The Convertible Notes and Senior Notes are the Company’s general unsecured senior obligations and rank equally in right of payment with the Company’s existing and future unsubordinated debt. The Convertible Notes and Senior Notes will be effectively subordinated to any secured debt the Company incurs to the extent of the collateral securing such indebtedness, and will be structurally subordinated to all future and existing obligations of the Company’s subsidiaries.
     The Convertible Notes are governed by an indenture, dated as of April 12, 2006 (the “Convertible Notes Indenture”), between the Company and Wells Fargo, N.A., as trustee (the “Trustee”). A copy of the Convertible Notes Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Senior Notes are governed by an indenture, dated as of April 12, 2006 (the “Senior Notes Indenture”), between the Company and the Trustee. A copy of the Senior Notes Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The descriptions of the Convertible Notes Indenture, the Senior Notes Indenture, the Convertible Notes and the Senior Notes in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Convertible Notes Indenture, the Senior Notes Indenture, the Convertible Notes and the Senior Notes, as applicable.
     The Convertible Notes will bear interest at a rate of 1.50% per year and the Senior Notes will bear interest at a rate of 5.75% per year, in each case payable semiannually in arrears in cash on April 1 and October 1 of each year, beginning on October 1, 2006. The Convertible Notes and the Senior Notes will mature on April 1, 2026 and April 1, 2016, respectively.
     The Convertible Notes will be convertible into cash and, if applicable, shares of Common Stock based on an initial conversion rate of 7.8952 shares of Common Stock per $1,000 principal amount of Convertible Notes (which is equal to an initial conversion price of approximately $126.66 per share), subject to adjustment, only under the following circumstances: (i) during any fiscal quarter beginning after June 30, 2006 (and only during such fiscal quarter), if the closing price of the Common Stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter is more than 120% of the applicable conversion price per share, which is $1,000 divided by the then applicable conversion rate; (ii) the Company calls the Convertible Notes for redemption; (iii) if specified distributions to holders of the Common Stock are made, or specified corporate transactions occur; or (iv) at any time on or after February 1, 2026 through the business day immediately preceding the maturity date. Upon conversion, a holder will receive an amount in cash equal to the lesser of (i) the principal amount of the Convertible Note or (ii) the conversion value, determined in the manner set forth in the Convertible Notes Indenture. If the conversion value exceeds the principal amount of the Convertible Note on the conversion date, the Company will also deliver, at its election, cash or Common Stock or a combination of cash and Common Stock for the conversion value in excess of $1,000. Holders who convert their

Convertible Notes in connection with a change in control may be entitled to a make-whole premium in the form of an increase in the conversion rate. In the event of a change of control, in lieu of paying holders a make whole premium, if applicable, the Company may elect, in some circumstances, to adjust the conversion rate and related conversion obligations so that the Convertible Notes are convertible into shares of the acquiring or surviving company. On April 1, 2011, April 1, 2016 and April 1, 2021, or upon specified change of control events, holders of the Convertible Notes may require the Company to purchase any outstanding Convertible Note for cash at a price equal to 100% of the principal amount being offered plus accrued and unpaid interest up to but excluding the purchase date.
     The Senior Notes may be redeemed by the Company at any time and from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of Senior Notes to be redeemed, and (ii) the sum of the present values of the remaining scheduled payments on such Senior Notes, as further detailed in the Senior Notes Indenture. The Company may, at any time and from time to time, without notice to or consent of the holders of the Senior Notes, create and issue additional notes having the same ranking and the same interest rate, maturity and other terms of the Senior Notes in all respects (or in all respects except for the payment of interest accruing prior to the issue date of the new notes or except for the first payment of interest following the issue date of the new notes) so that the new notes may be consolidated and form a single series of notes with, and have the same terms as to status, redemption or otherwise as, the Senior Notes.
     In connection with the sale of the Convertible Notes, the Company entered into a registration rights agreement, dated as of April 12, 2006, with the Convertible Notes Initial Purchasers (the “Convertible Notes Registration Rights Agreement”). Under the Convertible Notes Registration Rights Agreement, the Company has agreed to use its reasonable efforts to cause to become effective within 180 days after the closing of the offering of the Convertible Notes, a shelf registration statement with respect to the resale of the Convertible Notes and the shares of Common Stock issuable upon conversion of the Convertible Notes. The Company will use its reasonable efforts to keep the shelf registration statement effective until the earlier of (i) two years after the last date of the original issuance of any of the Convertible Notes, (ii) the sale pursuant to the shelf registration statement of all the Convertible Notes or the shares of Common Stock issuable upon conversion of the Convertible Notes or (iii) the date when the holders of the Convertible Notes and the Common Stock issuable upon conversion thereof are able to sell all such securities immediately without restriction pursuant to the volume limitation provisions of Rule 144 under the Securities Act. The Company will be required to pay additional interest, subject to some limitations, to the holders of the Convertible Notes if it fails to comply with its obligations to register the Convertible Notes and the Common Stock issuable upon conversion of the Convertible Notes. A copy of the Convertible Notes Registration Rights Agreement is attached hereto as Exhibit 4.3 and is incorporated herein by reference; the description of the Convertible Notes Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Convertible Notes Registration Rights Agreement.
     In connection with the sale of the Senior Notes, the Company entered into a registration rights agreement, dated as of April 12, 2006, with the Senior Notes Initial Purchasers (the “Senior Notes Registration Rights Agreement”) in which the Company agreed to: (i) file a registration statement with respect to an offer to exchange the Senior Notes for a new issue of substantially identical notes registered under the Securities Act on or prior to 120 days after the issue date of the Senior Notes; (ii) use the Company’s reasonable best efforts to cause the registration statement to be declared effective on or prior to 180 days after the issue date of the Senior Notes; (iii) commence the exchange offer promptly after the effectiveness of the registration statement; (iv) keep the exchange offer open for not less than 20 business days and not more than 30 business days after notice of the exchange offer is mailed to holders of the Senior Notes; (v) complete the exchange offer within 210 days after the issue date of the Senior Notes; and (vi) file a shelf registration statement to cover resales of the Senior Notes if the Company cannot effect an exchange offer within the time periods listed above and under certain other circumstances. The Company will be required to pay additional amounts, subject to some limitations, to the holders of the Senior Notes if it fails to comply with its obligations to register the Senior Notes. A copy of the Senior Notes Registration Rights Agreement is attached hereto as Exhibit 4.4 and is incorporated herein by reference; the description of the Senior Notes Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Senior Notes Registration Rights Agreement.
     The Company has agreed that for a period of 90 days following April 12, 2006, without the prior written consent of certain of the Initial Purchasers, it will not (i) directly or indirectly, offer, sell or contract to sell, or otherwise dispose of, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Convertible Notes and the Senior Notes) or (ii) dispose of or hedge any debt securities with terms substantially similar to the Convertible Notes, or any shares of its Common Stock or any securities convertible into or exchangeable for its Common Stock. The Company may, however, issue and sell its common stock or securities convertible into or exchangeable for shares of its common stock (i) pursuant to employee stock option plans, stock ownership plans or dividend reinvestment plans, (ii) upon the exercise of options or warrants outstanding on the date of the purchase agreement, or (iii) in connection with acquisition or business combination transactions.
     The Initial Purchasers and their affiliates have performed various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates for which they received customary fees and expenses.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities.
     The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

4.1	Indenture, dated as of April 12, 2006, between the Company and Wells Fargo, National Association relating to the $750,000,000 1.50% Convertible Senior Notes due 2026.

4.2	Indenture, dated as of April 12, 2006, between the Company and Wells Fargo, National Association relating to the $800,000,000 5.75% Senior Notes due 2016.

4.3	Registration Rights Agreement, dated as of April 12, 2006, among the Company and Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the Initial Purchasers named therein, relating to the $750,000,000 1.50% Convertible Senior Notes due 2026.

4.4	Registration Rights Agreement, dated as of April 12, 2006, among the Company and Morgan Stanley & Co. Incorporated, as representative of the Initial Purchasers named therein, relating to the $800,000,000 5.75% Senior Notes due 2016.

10.1	Purchase Agreement, dated as of April 6, 2006, among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the initial purchasers named therein, relating to the $750,000,000 1.50% Convertible Senior Notes due 2026.

10.2	Purchase Agreement, dated as of April 6, 2006, among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, relating to the $800,000,000 5.75% Senior Notes due 2016.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: April 12, 2006	By:	/s/ Matthew J. Maletta

	Name:	Matthew J. Maletta
	Title:	Vice President,
Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibits	Description
4.1	Indenture, dated as of April 12, 2006, between the Company and Wells Fargo, National Association relating to the $750,000,000 1.50% Convertible Senior Notes due 2026.

4.2	Indenture, dated as of April 12, 2006, between the Company and Wells Fargo, National Association relating to the $800,000,000 5.75% Senior Notes due 2016.

4.3	Registration Rights Agreement, dated as of April 12, 2006, among the Company and Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the Initial Purchasers named therein, relating to the $750,000,000 1.50% Convertible Senior Notes due 2026.

4.4	Registration Rights Agreement, dated as of April 12, 2006, among the Company and Morgan Stanley & Co. Incorporated, as representative of the Initial Purchasers named therein, relating to the $800,000,000 5.75% Senior Notes due 2016.

10.1	Purchase Agreement, dated as of April 6, 2006, among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the initial purchasers named therein, relating to the $750,000,000 1.50% Convertible Senior Notes due 2026.

10.2	Purchase Agreement, dated as of April 6, 2006, among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, relating to the $800,000,000 5.75% Senior Notes due 2016.